Exhibit 10.1

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”) is entered into as of August 30, 2021 (the “Agreement Date”) by and between VIA Motors International, Inc., a Delaware corporation (the “Company”), and Ideanomics, Inc., a Nevada corporation (“Parent”), and the undersigned stockholder of the Company (“Stockholder”). Parent, Stockholder and the Company are collectively referred to herein as the “Parties” and individually as a “Party.”

WHEREAS, Stockholder is the record and “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of the number of shares of the common stock, par value $0.001 per share (“Common Stock”), of the Company set forth on Exhibit A attached hereto (such shares, the “Owned Securities”, and, together with any other shares of Common Stock of the Company acquired by Stockholder after the date hereof and prior to the earlier of the Closing and the termination of all of Stockholder’s obligations under this Agreement, the “Securities”);

WHEREAS, the Company, Parent, and Longboard Merger Corp., a Delaware corporation and a wholly owned Subsidiary of Parent (“Merger Sub”), and certain other parties propose to enter into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent;

WHEREAS, it is a condition precedent to the consummation of the Merger that a majority of the stockholders of the Company deliver to the Company and Parent a written consent (the “Company Stockholder Written Consent”), pursuant to which the Stockholder, among other things, will adopt and approve the Merger Agreement and the transactions contemplated thereby, including the Merger (the “Approval”);

WHEREAS, as a condition to the willingness of Parent to enter into the Merger Agreement and as an inducement and in consideration therefor, Stockholder has agreed to enter into this Agreement; and

WHEREAS, all capitalized terms used but not defined herein shall have the respective meanings specified in the Merger Agreement.

NOW, THEREFORE, in consideration of the premises, covenants and agreements set forth in the herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1. Agreement to Vote.

(a) Subject to Section 1(b), Stockholder (in such capacity and not in any other capacity) irrevocably hereby agrees that, no later than (or effective as of) forty-eight (48) hours after the Registration Statement has been declared effective under the Securities Act, Stockholder shall validly execute and deliver to the Company the Company Stockholder Written Consent for the Approval, in respect of all of the Securities. In addition, from and after the date hereof until the Expiration Date, Stockholder (in such capacity and not in any other capacity) irrevocably hereby agrees that, at any other meeting (whether annual or special and each adjourned or postponed meeting) of the Company’s stockholders, however called, or in connection with any other written consent of the Company’s stockholders, the Stockholder will (x) appear at such meeting or otherwise cause all of the Securities to be counted as present thereat for purposes of calculating a quorum and (y) vote or cause to be voted (including by proxy or written consent, if applicable) all of the Securities: (i) in favor of the Approval (and, in the event that the Approval is presented as more than one proposal, in favor of each proposal that is part of the Approval); (ii) against any proposal for any recapitalization, merger, sale of assets or other business combination (other than as contemplated by the Merger Agreement) between the Company and any person or entity other than Parent; (iii) against any other action, agreement or transaction that would reasonably be expected, or the effect of which could reasonably be expected, to materially impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement or the performance by Stockholder of its obligations under this Agreement; (iv) against any action, proposal, transaction or agreement that would reasonably be expected to result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of Stockholder contained in this Agreement; and (v) in favor of any other matter reasonably necessary to the consummation of the transactions contemplated by the Merger Agreement, including the Merger (clauses (i) through (v) of this Section 1, the “Required Voting Matters”).

(b) Notwithstanding the foregoing, nothing in this Agreement shall preclude the Stockholder from exercising full power and authority to vote the Securities in Stockholder’s sole discretion for or against (and the proxy granted by this Agreement shall not cover), any proposal submitted to a vote of the stockholders of the Company (i) that decreases the amount or changes the form of the consideration payable to Stockholder or (ii) that imposes any material restrictions or additional conditions on the consummation of the Merger or the payment of the Parent Common Stock to the Stockholder, in the case of either clause (i) or (ii), not contemplated by the Merger Agreement or the Ancillary Documents (clauses (i) and (ii), collectively, the “Excluded Voting Matters”).

(c) Without Stockholder’s prior written consent, the Company shall not, directly or indirectly, amend, modify or waive the Merger Agreement or the or the Ancillary Documents, such that (i) the consideration to be received by Stockholder pursuant to the Merger Agreement will not be registered pursuant to the Registration Statement (as defined in the Merger Agreement) and/or (ii) the Lock-up (as defined in the Merger Agreement) is amended in any manner materially adverse to Stockholder, determined in reference to the terms of such Lock-up as set forth in the Merger Agreement (or as subsequently modified in full compliance with the terms of this provision).

The obligations of Stockholder specified in this Section 1 shall apply whether or not the Merger, any of the Contemplated Transactions or any action described above is recommended by the board of directors of the Company.

2. Grant of Irrevocable Proxy and Power of Attorney; Appointment of Proxy.

(a) From and after the date hereof until the Expiration Date, Stockholder hereby irrevocably and unconditionally grants to, and appoints, Parent and any designee thereof as Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of Stockholder, to vote or cause to be voted (including by proxy or written consent, if applicable) the Securities in accordance with the Required Voting Matters (and for the avoidance of doubt excluding the Excluded Voting Matters) in each case, in the event that the Stockholder fails to perform or otherwise comply with the covenants, agreements or obligations set forth in Section 1(a). The proxyholder may not exercise the proxy granted pursuant to Section 2(a) on any matter except for those matters described in Section 1(a).

(b) Stockholder hereby represents that any proxies and powers of attorney heretofore given in respect of the Securities, if any, are revocable, and hereby revokes such proxies and powers of attorney.

(c) Stockholder hereby affirms that the irrevocable proxy and power of attorney set forth in this Section 2 are given in connection with the execution of the Merger Agreement, and that such irrevocable proxy and power of attorney are given to secure the performance of the duties of Stockholder under this Agreement. Stockholder hereby further affirms that the irrevocable proxy and power of attorney are coupled with an interest and, except as set forth in this Section 2, are intended to be irrevocable. If for any reason the proxy or power of attorney granted herein is not irrevocable, then Stockholder agrees, until the Expiration Date, to vote the Securities in accordance with Section 1(a) above as instructed by Parent in writing.

3. Restrictions on Transfer. Except as expressly contemplated by this Agreement, the Merger Agreement, and the Ancillary Documents, from the date hereof until the Expiration Date, Stockholder shall not, and shall cause its Affiliates not to, directly or indirectly, (a) offer for sale, sell, transfer, tender, pledge, convert, encumber, assign or otherwise dispose of (including by gift, merger, tendering into any tender offer or exchange offer or otherwise) (collectively, a “Transfer”), or enter into any contract, option, derivative, hedging or other agreement or arrangement or understanding (including any profit-sharing arrangement) with respect to, or consent to, a Transfer of, any or all of the Securities, (b) grant any proxies or powers of attorney with respect to any or all of the Securities (except in connection with voting by proxy at a meeting of stockholders of the Company as contemplated by Section 1 of this Agreement), or (c) permit to exist any lien or encumbrance with respect to any or all of the Securities other than those created by this Agreement; provided that any lien or encumbrance with respect to Securities that would not prevent, impair or delay Stockholder’s ability to comply with the terms and conditions of this Agreement shall be permitted and will not be deemed to violate the restrictions contained above. Notwithstanding the foregoing, this Section 3 shall not prohibit a Transfer of Securities by Stockholder (i) to one of its Affiliates, (ii) in the case of an individual, by gift to a member of one of the individual’s immediate family, to a trust, the beneficiary of which is a member of the individual’s immediate family or an Affiliate of such person; (iii) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (iv) in the case of an individual, pursuant to a qualified domestic relations order; (v) in the case of an individual, pursuant to a charitable gift or contribution, (vi) by virtue of the Stockholder’s organizational documents upon liquidation or dissolution of Stockholder, and (vii) to a nominee or custodian of a Person to whom a Transfer would be permitted under clauses (i) through (vi) above; provided that in case of clauses (i)-(v) and (vii), such transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to assume all of the obligations of Stockholder hereunder and to be bound by the terms of this Agreement; provided, in the case of clauses (iii), (iv), and (vi), the transferee will not be required to assume the voting obligations under Section 1(a) of this Agreement if the transferee’s assumption of such obligations would violate any applicable Laws, including any securities Laws, or would reasonably be expected to materially delay or impede the Registration Statement / Proxy Statement being declared effective under the Securities Act. Any transfer in violation of this Section 3 shall be null and void ab initio.

4. Inconsistent Agreements. Stockholder hereby covenants and agrees that, except for this Agreement, it (a) shall not enter into at any time while this Agreement remains in effect, any voting agreement or voting trust with respect to the Securities and (b) shall not grant at any time while this Agreement remains in effect a proxy, consent or power of attorney with respect to the Securities.

5. Restricted Activities. The Stockholder agrees that he, she or it shall (i) be bound by and subject to Sections 5.5(b) (Confidentiality) and 5.8 (Public Announcements) of the Merger Agreement to the same extent as such provisions apply to the parties to the Merger Agreement, as if the Stockholder is directly party thereto, and (ii) not, directly or indirectly, take any action that the Company is prohibited from taking pursuant to Section 5.5(b) or Section 5.8 of the Merger Agreement.

6. Representations and Warranties of Stockholder. Stockholder represents and warrants to Parent as follows:

(a) If Stockholder is a natural person, Stockholder has full legal right and capacity to execute and deliver this Agreement, to perform Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby. If Stockholder is not a natural person, Stockholder is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization and has all requisite power and authority to execute and deliver this Agreement and perform its respective obligations hereunder.

(b) The execution, delivery and performance of this Agreement by Stockholder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Stockholder and no other actions or proceedings on the part of Stockholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Stockholder and constitutes the legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with its terms.

(c) The execution, delivery and performance by Stockholder of this Agreement and the consummation of the transactions contemplated herein do not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon the Owned Securities pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Stockholder is a party or by which Stockholder or to which the Owned Securities are subject, other than those which would not reasonably be expected to have a material adverse effect on the legal authority of Stockholder to enter into and timely perform its obligations under this Agreement (a “Stockholder Material Adverse Effect”), (ii) if Stockholder is not an individual, result in any violation of the provisions of the organizational documents of Stockholder, other than those that would not reasonably be expected to have a Stockholder Material Adverse Effect, or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any Governmental Authority having jurisdiction over Stockholder or any of its properties, other than those that would not reasonably be expected to have a Stockholder Material Adverse Effect.

(d) Stockholder owns, beneficially and of record, as of the date hereof, and as of the Closing will own (except for shares of Common Stock owned by a permitted transferee in accordance with Section 3), the shares of Common Stock set forth on Exhibit A attached hereto free and clear of any proxy, voting restriction, adverse claim or other lien (other than any restrictions created by this Agreement, the Company Organizational Documents and applicable securities Laws). Except for shares of Common Stock set forth on Exhibit A attached hereto, as of the date of this Agreement, Stockholder is not a record holder of any (i) equity securities of the Company, (ii) securities of the Company having the right to vote on any matters on which the stockholders of the Company may vote or which are convertible into or exchangeable for, at any time, equity securities of the Company, or (iii) options or other rights to acquire from the Company any equity securities or securities convertible into or exchangeable for equity securities of the Company, except as contemplated by the Merger Agreement or the Ancillary Documents.

(e) Other than the filings, notices and reports pursuant to, in compliance with or required to be made under the Exchange Act and those set forth as conditions to closing in the Merger Agreement, no filings, notices, reports, consents, registrations, approvals, permits, waivers, expirations of waiting periods or authorizations are required to be obtained by Stockholder from, or to be given by Stockholder to, or be made by Stockholder with, any Governmental Authority in connection with the execution, delivery and performance by Stockholder of this Agreement or the consummation of the transactions contemplated hereby.

(f) There is no Action pending or, to the knowledge of Stockholder, threatened, against Stockholder that challenges Stockholder’s beneficial or record ownership of the Securities, the validity of this Agreement or the performance by Stockholder of its obligations under this Agreement.

(g) Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement and the representations, warranties, covenants and other agreements of Stockholder contained herein.

(h) No investment banker, broker, finder or other intermediary is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission for which Parent or the Company is or will be liable in connection with the transactions contemplated hereby based upon arrangements made by or, to the knowledge of Stockholder, on behalf of Stockholder.

7. Waiver of Appraisal Rights. Stockholder hereby irrevocably waives, and agrees not to exercise, any rights of appraisal or rights of dissent with respect to the Merger that Stockholder may have with respect to the Securities.

8. Termination. This Agreement shall terminate and be of no further force or effect upon the earliest to occur of (a) the consummation of the Merger, (b) the termination of the Merger Agreement pursuant to and in compliance with the terms therein, and (c) the mutual written agreement of each of the parties hereto to terminate this Agreement (such earliest date, the “Expiration Date”). Upon such termination, no party shall have any further obligations or liabilities hereunder; provided that (a) this Section 8, Section 10, and Section 12 shall survive any termination of this Agreement and (b) such termination shall not relieve any party from liability for any Willful Breach of this Agreement prior to such termination. For purposes of this Section 8, “Willful Breach” means a material breach of this Agreement by a Party that is a consequence of an act undertaken or a failure to act by the breaching Party with the knowledge that the taking of such act or such failure to act would, or would reasonably be expected to constitute or result in a breach of this Agreement.

9. Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary, (a) the Stockholder makes no agreement or understanding herein in any capacity other than in such Stockholder’s capacity as a record holder and beneficial owner of the Securities, and not in such Stockholder’s capacity as a director, officer or employee of any Group Company or in such Stockholder’s capacity as a trustee or fiduciary of any equity plan of the Company, as applicable and (b) nothing herein will be construed to limit or affect any action or inaction by such Stockholder or any representative of such Stockholder serving as a member of the board of directors of any Group Company or as an officer, employee or fiduciary of any Group Company, in each case, acting in such person’s capacity as a director, officer, employee or fiduciary of such Group Company.

10. Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby may only be brought against, the Persons that are expressly named as Parties and then only with respect to the specific obligations set forth herein with respect to such Party. Except to the extent a Party has undertaken specific obligations in this Agreement (and then only to the extent of the specific obligations undertaken by such Party in this Agreement), (a) no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any Party and (b) no past, present or future director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney, advisor or representative or Affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any Party under this Agreement of or for any claim based on, arising out of, or related to this Agreement or the transactions contemplated hereby. Notwithstanding the foregoing, nothing in this Section 11 shall limit, amend or waive any rights or obligations of any party to this Agreement or the Merger Agreement.

11. No Ownership Interest. Nothing contained in this Agreement will be deemed to vest in the Parent any direct or indirect ownership or incidents of ownership of or with respect to the Securities. All rights, ownership and economic benefits of and relating to the Securities shall remain vested in and belong to Stockholder, and the Parent shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of Company or exercise any power or authority to direct Stockholder in the voting of any of the Securities, except as otherwise provided herein with respect to the Securities. Except as otherwise set forth in Section 1, the Stockholder shall not be restricted from voting in favor of, against or abstaining with respect to any other matters presented to the stockholders of the Company. Without limiting the foregoing, nothing in this Agreement shall obligate or require the Stockholder to exercise an option to purchase Company Capital Stock.

12. Miscellaneous.

(a) The parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the transactions contemplated by this Agreement.

(b) Except as otherwise provided herein, each Party shall bear its own expenses incurred in connection with this Agreement, regardless of whether the Contemplated Transactions shall be consummated, including all fees of its legal counsel, financial advisers and accountants.

(c) All notices and other communications among the Parties shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered after posting in the United States mail having been sent registered or certified mail return receipt requested, postage prepaid, (iii) when delivered by FedEx or other nationally recognized overnight delivery service or (iv) when e-mailed during normal business hours (and otherwise as of the immediately following Business Day), addressed as follows:

if to Parent:

Ideanomics, Inc.

1441 Broadway, Suite 5116

New York, NY 10018

Attn: Alf Poor, Chief Executive Officer

Email: apoor@ideanomics.com

with a copy to:

Venable LLP

1270 Avenue of the Americas, 24th Floor

New York, NY 10104

Attn: William N. Haddad

Email: WNHaddad@Venable.com

if to the Company:

Robert Purcell

165 S. Mountain Way Dr.

Orem, Utah 84057

Attn: Richard Clayton

Email: bob.purcell@viamotors.com

with a copy (which shall not constitute notice) to:

White & Case LLP

609 Main Street

Suite 2900, Houston, TX 77002

Attn: Bill Parish

Email: bill.parish@whitecase.com

if to Stockholder, to the address or email of Stockholder set forth on the signature page hereto.

(d) This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed by each of the Parties in the same manner as this Agreement and which makes reference to this Agreement. Any Party may, at any time prior to the Closing, by action taken by its board of directors or equivalent governing body, or officers thereunto duly authorized, waive in writing any rights or conditions in its favor under this Agreement or agree to an amendment or modification to this Agreement and by an agreement in writing executed in the same manner (but not necessarily by the same Persons) as this Agreement.

(e) Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties, any right or remedies under or by reason of this Agreement; provided, however, that the past, present and future directors, officers, employees, incorporators, members, partners, stockholders, Affiliates, agents, attorneys, advisors and representatives of the Parties, and any Affiliate of any of the foregoing (and their successors, heirs and representatives), are intended third-party beneficiaries of, and may enforce, Section 10.

(f) This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between the parties hereto.

(g) This Agreement, and the other agreements referred to in this Agreement and the Merger Agreement, constitute the entire agreement among the Parties relating to the transactions contemplated hereby and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the Parties or any of their respective Subsidiaries relating to the transactions contemplated hereby. No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the transactions contemplated by this Agreement exist between the Parties except as expressly set forth or referenced in this Agreement, the Merger Agreement, and the Transaction Agreements. The captions in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h) This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction. Each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, if such court shall not have jurisdiction, any federal court of the United States of America sitting in Delaware, and any appellate court from any appeal thereof, in any Action arising out of or relating to this Agreement or the transactions contemplated hereby, and each of the Parties hereby irrevocably and unconditionally (i) agrees not to commence any such Action except in such courts, (ii) agrees that any claim in respect of any such Action may be heard and determined in the Court of Chancery of the State of Delaware or, to the extent permitted by Law, in such federal court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such Action in the Court of Chancery of the State of Delaware or such federal court and (iv) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such Action in the Court of Chancery of the State of Delaware or such federal court. Each of the Parties agrees that a final judgment in any such Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each Party irrevocably consents to service of process in the manner provided for notices in Section 13(c). Nothing in this Agreement will affect the right of any Party to serve process in any other manner permitted by Law. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY DISPUTE OR CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE EITHER OF SUCH WAIVERS, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (III) IT MAKES SUCH WAIVERS VOLUNTARILY AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13(H).

(i) The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that the Parties do not perform their obligations under the provisions of this Agreement (including failing to take such actions as are required of them hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breach such provisions. The Parties acknowledge and agree that (a) the Parties shall be entitled to an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of damages, prior to the Expiration Date, this being in addition to any other remedy to which they are entitled under this Agreement, and (b) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, none of the Parties would have entered into this Agreement. Each Party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other Parties an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The Parties acknowledge and agree that any Party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 13(i) shall not be required to provide any bond or other security in connection with any such injunction.

(j) In the event of a stock split, stock dividend or distribution, or any change in the Company’s capital stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, exchange of shares or the like, the term “Securities” shall be deemed to refer to and include all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

(k) For purposes of this Agreement, whenever the context requires the singular number shall include the plural, and vice versa, the masculine gender shall include the feminine and neuter genders, the feminine gender shall include the masculine and neuter genders, and the neuter gender shall include masculine and feminine genders. The parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement. As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” Except as otherwise indicated, all references in this Agreement to “Sections” are intended to refer to Sections of this Agreement. The headings and captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement, and shall not be referred to in connection with the construction or interpretation of this Agreement. The words, “hereby,” “herewith,” “herein,” “hereto,” “hereof” and words of similar import shall refer to this Agreement as a whole and not to any particular Section or paragraph hereof. Derivative forms of defined terms shall have correlative means.

(l) If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The Parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the Parties.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

PARENT:

IDEANOMICS, INC.

By:
Name:
Title:

[Signature page to Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

COMPANY:

VIA MOTORS INTERNATIONAL, INC.

By:
Name:
Title:

[Signature page to Voting and Support Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

STOCKHOLDER:

[NAME]

By:
Name:
Title:

Address:

Email:

[Signature page to Voting and Support Agreement]

Exhibit A

Company Shares

Common Stock	[____]